UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2008

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835
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(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
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(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  314-577-2000

NONE
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             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition

On January 7, 2008, Anheuser-Busch issued a press release announcing its U.S. beer volume results in 2007 for the fourth quarter and full year.  A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

Item 9.01                                 Financial Statements and Exhibits.

Exhibit 99 –	Press Release issued by Anheuser-Busch dated January 7, 2008, reporting its U.S. beer volume results in 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY: /s/ John F. Kelly
John F. Kelly
Vice President and Controller

DATE:  January 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by Anheuser-Busch dated January 7, 2008, reporting its U.S. beer volume results in 2007.